UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      April 20, 2006


                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)


         California                  0-49892                   61-1407606
 (State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


                  1899 W. March Lane                             95207
                 Stockton, California
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (209) 870-3214



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

         On April 20, 2006, the Company issued a press release to announce its first quarter earnings.

         A copy of the Company's press release dated April 20, 2006, including certain unaudited condensed consolidated financial statements, is attached as
Exhibit 99.1, and is incorporated here by reference. The information in this report and the attached exhibit is being furnished pursuant to Item 2.02 of the Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.
                  --------

                  99.1     Press Release

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Pacific State Bancorp
                                            (Registrant)


Date:  April 20, 2006                       By: /s/ JO ANNE ROBERTS
                                                -------------------------------
                                                Jo Anne Roberts
                                                Chief Financial Officer

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